SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                                ---------


                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 1998



                         STEEL TECHNOLOGIES INC.
         (Exact Name of Registrant as specified in its Charter)


  Kentucky                   0-14061                  61-0712014
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)           Identification No.)
incorporation)


15415 Shelbyville Road, Louisville, Kentucky             40245
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code:  (502) 245-2110


(Former name or former address, if changed since last report)  Not
Applicable

Item 5.       OTHER EVENTS.

       On April 24, 1998, the Board of Directors of Steel Technologies Inc. (the "Company") declared a dividend distribution of one Junior Participating Preferred Stock Purchase Right on each outstanding share of the Company's common stock, as set forth in the Rights Agreement dated as of April 24, 1998, between the Company and First Chicago Trust Company of New York, as Rights Agents. The dividend distribution will be made on May 14, 1998, payable to shareholders of record on that date.

Item 7.       Financial Statements, and Exhibits.

              (c)    Exhibits.

       The following exhibits are filed as a part of this Report:


Exhibit Number             Description of Exhibits
--------------             -----------------------

     4 Rights Agreement dated as of April 24, 1998, between Steel Technologies Inc. and First Chicago Trust Company of New York, as Rights Agent, which includes as Exhibit A, the form of Third Articles of Amendment to the Restated Articles of Incorporation, as Exhibit B the form of Rights Certificate and as Exhibit C a Summary of the Rights.

    99                     Press Release dated April 24, 1998


                              SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  STEEL TECHNOLOGIES INC.

Date: April 24, 1998              By:    /s/ Bradford T. Ray
                                         -------------------
                                  Bradford T. Ray
                                  President and Chief Operating
                                  Officer